UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                    ___________
                                     FORM 8-K
                                    ___________


                                   CURRENT REPORT


 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF
              REPORT (date of earliest event reported): April 29, 2005




                      INTERCHANGE FINANCIAL SERVICES CORPORATION
                (Exact name of registrant as specified in its charter)



           New Jersey                   1-10518             22-2553159
_______________________________  _______________________  _________________
(State or other jurisdiction of  (Commission File Number) (I.R.S. Employer
 incorporation or organization)                           Identification No.)


Park 80 West/Plaza Two, Saddle Brook, N.J.                     07663
__________________________________________                  ___________
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (201) 703-2265



                                   Not Applicable
______________________________________________________________________________
            (Former name or former address, if changed since last report.)

Item 5. Other Events

         On April 28, 2005, Interchange Financial Services Corporation issued a press release reporting earnings for the first quarter period ending
March 31, 2005. A copy of that release is furnished as Exhibit 99.1 to this Report.

Item 7. Financial Statement Exhibits

         (c)  Exhibits.

              99.1 Press Release dated April 28, 2005 of the Registrant.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 29, 2005               Interchange Financial Services Corporation

                                    By: /s/ Charles T. Field
                                    _________________________
                                    Name:  Charles T. Field
                                    Title: SVP & Chief Financial Officer

                              EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION

99.1                Press Release, dated April 28, 2005, of the Registrant